UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 26, 2022

SOUND FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35633	45-5188530
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 3rd Avenue, Suite 150, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 448-0884

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value	SFBC	The NASDAQ Stock Market LLC

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

ITEM 8.01.    Other Event.
On April 26, 2022, the Company issued a press release announcing that its Board approved an extension of the previously announced stock repurchase program authorizing the Company to purchase up to $2.0 million of the Company’s common stock during the period ending October 29, 2022. The new repurchase plan extends the October 2021 plan, which authorized the repurchase of up to $2.0 million of the Company’s outstanding shares of common stock through April 25, 2022, of which approximately $352 thousand dollars, or 8,668 shares, had been repurchased as of April 25, 2022. Under the plan, the Company may purchase common stock from time to time in the open market, based on prevailing market prices, or in privately negotiated transactions, or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The actual timing, number and value of shares repurchased under the stock repurchase program will depend on a number of factors, including constraints specified in the Rule 10b5-1 plan, price, general business and market conditions, and alternative investment opportunities. The share repurchase program does not obligate the Company to acquire any specific number of shares in any period, and may be expanded, extended, modified or discontinued at any time. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.
This report contains forward-looking information, as that term is defined under the Exchange Act, including information regarding purchases by the Company of its common stock pursuant to any Rule 10b5-1 trading plans or otherwise. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including changes in price and volume and the volatility of the Company’s common stock; adverse developments affecting either or both of prices and trading of exchange-traded securities, including securities listed on the Nasdaq Stock Market; and unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company. The Company does not undertake to update any forward-looking statements or information, including those contained in this report.
A copy of the press release in filed with this report and incorporated herein by reference.
ITEM 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 26, 2022 announcing extension of the previously announced stock repurchase program.
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUND FINANCIAL BANCORP, INC.

Date: April 26, 2022	By:	/s/ Laura Lee Stewart
Laura Lee Stewart
President and CEO